[LOG0 OMITTED] PNCBank


AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

         THIS  AMENDMENT  TO  AMENDED  AND  RESTATED   CREDIT   AGREEMENT  (this
"AMENDMENT") is made and effective as of October 29, 2004, by and among COMPUDYNE CORPORATION (the "BORROWER"), the GUARANTORS party to this Amendment and the Credit Agreement referred to below (collectively, the "GUARANTORS"), the BANKS party to this Amendment and the Credit Agreement referred to below (collectively and together with the Agent, the "BANKS") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "AGENT").

                                   WITNESSETH:

         WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated March 31, 2004 by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (as the same may be amended, restated, supplemented or modified from time to time, the "CREDIT AGREEMENT") pursuant to which the Banks made available to the Borrower a $10,000,000 original principal amount revolving credit facility (including an $8,000,000 letter of credit subfacility and a $500,000 swing line of credit) (the
"REVOLVING CREDIT FACILITY A") and a $15,000,000 original principal amount revolving credit facility (the "REVOLVING CREDIT FACILITY B"), and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of (A) a Fourth Amended and Restated Revolving Credit Note (Revolving Credit Facility A) in the stated principal amount of $7,600,000 in favor of PNC Bank, National Association dated March 31, 2004 (the "PNC REVOLVING CREDIT FACILITY A NOTE"), (B) a Fourth Amended and Restated Revolving Credit Note (Revolving Credit Facility B) in the stated principal amount of $11,400,000 in favor of PNC Bank, National Association dated March 31, 2004 (the "PNC REVOLVING CREDIT FACILITY B NOTE"), (C) an Amended and Restated Revolving Credit Note (Revolving Credit Facility A) in the stated principal amount of $2,400,000 in favor of SunBank (now, by merger, Omega Bank) dated March 31, 2004 (the "OMEGA BANK REVOLVING CREDIT FACILITY A NOTE") and (D) an Amended and Restated Revolving Credit Note (Revolving Credit Facility B) in the stated principal amount of $3,600,000 in favor of Omega Bank dated March 31, 2004 (the "OMEGA BANK REVOLVING CREDIT FACILITY B NOTE") (as the foregoing may be amended, restated, supplemented or substituted from time to time, collectively, the "EXISTING NOTES");

         WHEREAS, the Borrower, the Guarantors, the Agent and the Banks desire to amend the Credit Agreement to provide for the expiration of the Revolving Credit Facility B, the assignment of Omega Bank's Revolving Credit Facility A commitment to PNC Bank, National Association (whereby PNC will become the sole lender under Revolving Credit Facility A), the modification of certain financial covenants, the waiver of an existing covenant violation, the addition of certain new covenants and the amendment of the pricing grid for the Loans on the terms and conditions set forth herein as provided for below; and

         WHEREAS, in connection with this Amendment, the Borrower will execute and deliver to PNC Bank, National Association its Fifth Amended and Restated Revolving Credit Note (Revolving Credit Facility A) in the stated principal amount of $10,000,000 in substitution for the PNC Revolving Credit Facility A Note and the Omega Bank Revolving Credit Facility A Note (the "NOTE").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as set forth in EXHIBIT A. Any and all references to the Credit Agreement in the Note or any of the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. INCORPORATION INTO CREDIT AGREEMENT. This Amendment is deemed incorporated into the Note and the other Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. REPRESENTATIONS. In order to induce the Banks and the Agent to enter into this Amendment and agree to the transactions herein specified, the Borrower and the Guarantors represent and warrant as follows:

                  (a) All corporate and other actions, consents or authorizations which may be necessary or appropriate for the execution, delivery of and compliance with this Amendment and all documents and instruments herein set forth have been taken or obtained. Upon their execution and delivery, this Amendment and such other documents and instruments will constitute the valid and legally binding obligations of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with their respective terms.

         (c) As of the date hereof, no Event of Default (as defined in the Credit Agreement) or any event, fact or circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing, other than the existing covenant violation waived by Section 10 of this Amendment.

         (d) All representations and warranties of the Borrower and the Guarantors to the Agent and the Banks as set forth in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects as of the date hereof as if fully set forth herein at length (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties shall be true and correct in all materials respects as of such earlier date).

         (e) The Borrower has no defense, set-off, claim or counterclaim to or against, or with respect to, full and prompt payment and performance by Borrower of all of Borrower's Obligations to Agent or any of the Banks under the Credit Agreement and under the Loan Documents as of the date hereof.

4. COLLATERAL CONFIRMATION. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect.

5. GUARANTOR REAFFIRMATION. The Guarantors hereby affirm, acknowledge and agree that their respective guaranty agreements continue in full force and effect with respect to the Obligations, as modified and amended by this Amendment, and the Note As of the date hereof, none of the Guarantors has any defense, offset or counterclaim to full performance and observance of their respective liabilities under the guaranty agreements as reaffirmed hereby. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Note and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution and delivery of their respective guaranty agreements.

6. RELEASE OF AGENT AND BANKS. As additional consideration for the Agent's and the Banks' entering into this Amendment, the Borrower and each
         Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Amendment or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Existing Notes, the Obligations or any of the Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

                           (i) any exercise or nonexercise of any right, remedy,
                  power or privilege under or in respect of this Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver (other than the waiver and release set forth in Section 10 of this Amendment), consent, extension, indulgence or other action or inaction in respect thereof; or

                           (ii) any other act or thing or  omission  or delay to
                  do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including, but not limited to, all obligations under the Loan Documents and this Amendment.

The Borrower and each of the Guarantors further agree to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further state that they have carefully read the foregoing release and indemnity, know the contents thereof and grant the same as their own free act and deed.

7. COUNTERPARTS. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

8. BINDING EFFECT. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

9. ADDITIONAL CONDITIONS AND COVENANTS. The following agreements and covenants constitute additional and substantial consideration for the Banks' agreement to effect the waiver and the amendments to the Credit Agreement set forth herein:

         (a) The Borrower shall reimburse the Agent for its reasonable out of pocket fees and expenses incurred in connection with this Amendment, including, without limitation, its attorney fees and expenses.

         (b) The Borrower shall pay to the Agent an amendment fee of $15,000.

         (c) The Borrower, Omega Bank, as successor to SunBank, and the Agent shall have entered into such assignment and assumption agreements as may be necessary to transfer and assign to PNC Bank all of Omega Bank's Revolving Credit Facility A Commitment.

         (d) The Borrower shall have executed and delivered to PNC Bank the original Note in form and substance acceptable to PNC Bank; provided that, on or after the date hereof Omega Bank shall return to the Agent its Omega Revolving Credit Facility A Note. The Agent shall then promptly deliver its existing Revolving Credit Facility A Note together with Omega Bank's Revolving Credit Facility A Note to the Borrower for cancellation.

         (e) The Borrower and the Guarantors shall execute such other reaffirmation documents and other documents, instruments and agreements that the Agent may request from time to time in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

10.      COVENANT   VIOLATION   WAIVER.  In  consideration  for  agreements  and
         covenants of the Borrower and the Guarantors set forth herein, the Agent and the Banks hereby grant a waiver of the following covenant violation under the Credit Agreement existing as of the date hereof, and the Agent and the Banks hereby further agree that they will not exercise any remedies or rights to which they might otherwise be entitled under the Loan Documents solely with respect to or arising from such covenant violation:

                  Failure of the Borrower to maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.0 as of September 30, 2004.

         Except as expressly set forth in the foregoing sentence, this waiver shall not constitute (a) a modification or an alteration of any of the terms, conditions or covenants of the Credit Agreement or any of the Loan Documents, all of which remain in full force and effect, or (b) a waiver, release or limitation upon the Agent's or the Banks' exercise of any of their rights and remedies thereunder, all of which are hereby expressly reserved. This waiver shall not relieve or release the Borrower or the Guarantors in any way from any of their respective duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any covenant violations or any other Event[s] of Default thereunder, except as expressly set forth above. This waiver shall not obligate the Agent or the Banks, or be construed to require the Banks, to waive any other covenant or any Event[s] of Default or defaults, whether now existing or which may occur after the date of this waiver.

11. REPRESENTATION BY COUNSEL. The Borrower and each Guarantor represent and warrant that they are represented by legal counsel of their choice and that their counsel has had the opportunity to review this Amendment, that they are fully aware of the terms contained herein and that they have voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Amendment. The provisions of this Amendment shall survive the execution and delivery of this Amendment.

12.      LIMITATION  ON DAMAGES.  NEITHER  THE AGENT,  ANY BANK NOR ANY AGENT OR
         ATTORNEY FOR OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF
         THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

13. RATIFICATION OF LOAN DOCUMENTS. Except as waived or amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). THE BORROWER AND EACH OF THE GUARANTORS EXPRESSLY RATIFY AND CONFIRM THE CONFESSION OF JUDGMENT (IF APPLICABLE) AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE LOAN DOCUMENTS AS IF SET FORTH HEREIN IN THEIR ENTIRETY AS OF THE DATE HEREOF.





                     [THIS SPACE INTENTIONALLY LEFT BLANK -
                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                         [SIGNATURE PAGE TO AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.



COMPUDYNE CORPORATION,                          QUANTA SYSTEMS CORPORATION,
a Nevada corporation                            a Connecticut corporation


By:                                             By:
   ------------------------------------            ---------------------------
Title:  CFO-Treasurer                           Title:  Vice President


CORRLOGIC, INC.,                                PNC BANK, NATIONAL ASSOCIATION,
a Nevada corporation                            as a Bank and as Agent


By:                                             By:
   ------------------------------------            ---------------------------
Title: Vice President                           Title:  Vice President


FIBER SENSYS, INC.,                             OMEGA BANK, successor by merger
an Oregon corporation                           to SUNBANK, as a Bank


By:                                             By:
   ------------------------------------            ---------------------------
Title: Vice President                           Title:
                                                     --------------------------

TIBURON, INC., formerly NEW TIBURON, INC.
a Virginia corporation


By:
   ------------------------------------
Title: Vice President


NORMENT SECURITY GROUP, INC.,
a Delaware corporation


By:
   ------------------------------------
Title: Vice President


NORSHIELD CORPORATION,
an Alabama corporation


By:
   ------------------------------------
Title: Vice President

                         AMENDMENTS TO CREDIT AGREEMENT

                                    EXHIBIT A



         The Credit Agreement is hereby amended as follows:

                  I.       BACKGROUND TO AMENDMENT

                  The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to provide for the expiration and termination of the Revolving Credit Facility B, the assignment of Omega Bank's Revolving Credit Facility A Commitment to PNC Bank (whereby PNC Bank will become the sole lender under Revolving Credit Facility A), the modification of certain financial covenants, the waiver of an existing covenant violation, the addition of certain new covenants and the amendment of the pricing grid for the Loans.

                  II.      CREDIT AGREEMENT AMENDMENTS

         (A) SECTION 1.1 IS AMENDED TO ADD THE FOLLOWING NEW DEFINITIONS IN THE APPROPRIATE ALPHABETICAL ORDER:

                  ANTI-TERRORISM LAWS shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, and the USA Patriot Act.

                  BLOCKED PERSON shall have the meaning assigned to such term in
Section 6.1.26.

                  EXECUTIVE ORDER NO. 13224 shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                  USA PATRIOT ACT shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

         (B)      THE DEFINITION OF "LEVERAGE RATIO" SET FORTH IN
SECTION 1.1 IS DELETED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

         LEVERAGE RATIO shall mean the ratio of (x) consolidated Indebtedness for borrowed money, capital leases, Guaranties of borrowed money and reimbursement obligations in respect of letters of credit of the Borrower and its Subsidiaries (but excluding (A) reimbursement obligations under letters of credit No. S243626SCP and No. S247779SCP issued by the Agent for the benefit of Norment Security Group, Inc. [including any extensions, amendments or renewals thereof] and other letters of credit approved and issued by the Agent on behalf of any of the Loan Parties pursuant to Section 2.8 hereof that are reflected as liabilities on the Borrower's consolidated financial statements and which are fully collateralized as provided in Section 8.1.15 hereof and (B) the 2004 Subordinated Debt up to an amount not exceeding $40,250,000) to (y) EBITDA.


                                  EXHIBIT A-1

         (C) THE DEFINITION OF "REVOLVING CREDIT FACILITY B EXPIRATION DATE" SET FORTH IN SECTION 1.1 IS DELETED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

         REVOLVING CREDIT FACILITY B EXPIRATION DATE shall mean, with respect to the Revolving Credit Facility B Commitments, October 29, 2004.

         (D) THE DEFINITION OF "REVOLVING CREDIT FACILITY A NOTES" SET FORTH IN
SECTION 1.1 IS DELETED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

         REVOLVING CREDIT FACILITY A NOTES shall mean that Fifth Amended and Restated Revolving Credit Note (Revolving Credit Facility A) of Borrower to PNC Bank, National Association in the stated principal amount of $10,000,000 dated October 29, 2004 and all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

         (E) SECTION 4.1.1. IS DELETED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

                  4.1.1    REVOLVING CREDIT INTEREST RATE OPTIONS.

                  The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

                                    (i) BASE RATE OPTION: A fluctuating rate per
         annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                                   (ii) EURO-RATE OPTION: A rate per annum
         (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                  Anything contained in this Agreement to the contrary notwithstanding, so long as Borrower is in full compliance with the Required Coverage covenants sets forth in Section 8.1.15 of this Agreement, the "Applicable Margin" for purposes of this Section 4.1.1 shall be that set forth as Level II in the pricing grid contained in the definition of Applicable Margin in Section 1.1 hereof.


                                  EXHIBIT A-2

         (F) SECTION 6.1 IS AMENDED TO ADD THE FOLLOWING NEW SECTION 6.1.26 AT THE END THEREOF:

                  6.1.26. ANTI-TERRORISM LAWS.

(a) GENERAL.

                           None of the Loan Parties nor any Affiliate of any
Loan Party, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(b) EXECUTIVE ORDER NO. 13224.

                            None of the Loan Parties, nor or any
Affiliate of any Loan Party, or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each a "Blocked Person"):

                  (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (iii) a Person or entity with which any Bank is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                  (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                  (v) a Person or entity that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

                  (vi) a person or entity who is affiliated or affiliated with a person or entity listed above.

                            No Loan Party or to the knowledge of any Loan
Party, any of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

                                  EXHIBIT A-3

          (G) SECTION 8.1 IS AMENDED BY ADDING THE FOLLOWING NEW SECTION 8.1.15 AT THE END THEREOF:

                  8.1.15. MARKETABLE INVESTMENTS COLLATERAL COVERAGE.

                  The Borrower shall at all times maintain a first priority perfected pledge and collateral assignment of, and security interest in favor of the Agent, on behalf of the Banks, in cash and marketable securities acceptable to the Agent, in its sole discretion (which shall be maintained with such financial institutions, brokerage firms or other securities intermediaries or custodians as may be acceptable to the Agent) (the "Investment Collateral"), in an amount not less than the sum of (i) the unpaid aggregate principal balance of all Loans advanced under this Agreement and (ii) all Letter of Credit Outstandings (the "Required Coverage"). The Banks shall have no obligation to advance any Loans or issue any Letters of Credit unless and until the Borrower is in full compliance with the foregoing covenant, and if at any time the value of the Investment Collateral should for any reason be less than the Required Coverage, the Borrower shall make an immediate prepayment of the Loans (or a cash deposit with respect to Letter of Credit Outstandings, as the case may be) or pledge additional Investment Collateral in an amount necessary to achieve compliance with said Required Coverage requirements. All Investment Collateral shall be valued as determined by the Agent, in its reasonable discretion, and all pledge, assignment and security interest documentation (which shall include, without limitation, pledge agreements and control or other custody or perfection agreements as may be required by the Agent) shall be acceptable to the Agent in it sole discretion.

          (H) SECTION 8.1 IS AMENDED BY ADDING THE FOLLOWING NEW SECTION 8.1.16 AT THE END THEREOF:

                  8.1.16. ANTI-TERRORISM LAWS.

                           The Loan Parties and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224 or the USA Patriot Act. The Borrower shall deliver to Banks any certification or other evidence requested from time to time by any Bank, in its sole discretion, confirming Borrower's compliance with this Section 8.1.16.

                                  EXHIBIT A-4

         (I) SECTION 8.2.16 IS DELETED IN ITS ENTIRETY AND RESTATED AS FOLLOWS AT THE END THEREOF:

                  8.2.16. MINIMUM FIXED CHARGE COVERAGE RATIO.

                           The Loan Parties shall not permit the Fixed Charge
Coverage Ratio, calculated as of the end of each fiscal quarter for the preceding four (4) fiscal quarters then ended, to be less than 1.50 to 1.0, commencing with the fiscal quarter ending March 31, 2006.

         (J) SECTION 8.2.17 IS DELETED IN ITS ENTIRETY AND RESTATED AS FOLLOWS:

                  8.2.27. MAXIMUM LEVERAGE RATIO.

                           The Loan Parties shall not permit the Leverage Ratio
to exceed 2.0 to 1.0 on or at any time after January 1, 2006.

         (K) SECTION 8.2 IS AMENDED BY ADDING THE FOLLOWING NEW SECTION 8.2.19 AT THE END THEREOF:

                  8.2.19. MINIMUM EBITDA.

                           The Borrower shall maintain, as of the end of each fiscal quarter and for the quarterly periods set forth below, a minimum EBITDA of at least that set forth opposite such fiscal quarter and quarterly periods below:

         FISCAL QUARTER END AND QUARTERLY PERIODS           MINIMUM EBITDA

         For the fiscal quarter ending December 31, 2004     $ 750,000
         For the fiscal quarter ending
              March 31, 2005                                 $  950,000
         For the two consecutive fiscal quarters
              ending June 30, 2005                           $2,100,000
         For the three consecutive fiscal quarters
              ending September 30, 2005                      $3,400,000
         For the four consecutive fiscal quarters
              ending December 31, 2005                       $4,850,000

         For purposes of clarification, the minimum EBITDA covenant shall not be applicable for any period after December 31, 2005.


                                  EXHIBIT A-5

         (L) SECTION 8.3.1 IS DELETED IN ITS ENTIRETY AND RESTATED AS FOLLOWS:

                  8.3.1 QUARTERLY FINANCIAL STATEMENTS; MONTHLY FINANCIAL STATEMENTS.

                  As soon as available and in any event within (i) forty-five
         (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year and (ii) thirty (30) calendar days after the end of each month, financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter or calendar month, as applicable, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter or calendar month, as applicable, then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

         (M)      SECTION 10 IS AMENDED BY ADDING THE FOLLOWING NEW SECTION
10.19 AT THE END THEREOF:

                 10.19   NO RELIANCE ON AGENT'S CUSTOMER IDENTIFICATION PROGRAM.

                  Each Bank acknowledges and agrees that neither such Bank, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Bank's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws.

         (N) CLAUSE (ii) OF SECTION 11.11 IS DELETED IN ITS ENTIRETY AND RESTATED AS FOLLOWS:

                           (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Agent the form of certificate described in Section 11.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), PROVIDED that such assignees and participants agree to be bound by the provisions of Section 11.12 [Confidentiality]. Further, each such assignee or participant (that is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United states or foreign county, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Bank is not a "shell" and certifying to other matters as required by
         Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after such assignee or participant acquires its interest in this Agreement, and (2) as such other times as are required under the USA Patriot Act.

                                  EXHIBIT A-6

         (O) PART 1 OF SCHEDULE 1.1(B) IS DELETED IN ITS ENTIRETY AND RESTATED AS FOLLOWS:

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS


                                    --------------------- ------------------- ---------------- --------------- -----------------
                                         AMOUNT OF             AMOUNT OF
                                      COMMITMENT FOR        COMMITMENT FOR
                                      REVOLVING CREDIT     REVOLVING CREDIT
               BANK                     LOANS UNDER          LOANS UNDER        AMOUNT OF
                                     REVOLVING CREDIT      REVOLVING CREDIT   COMMITMENT FOR       TOTAL
                                         FACILITY A           FACILITY B       SWING LOANS*      COMMITMENT     RATABLE SHARE
                                    --------------------- ------------------- ---------------- --------------- -----------------
Name:  PNC Bank, National
           Association
Address: 4242 Carlisle Pike
              Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone      (717) 730-2404           $10,000,000             $-0-             $500,000         $10,000,000        100.0%
Telecopy:      (717) 730-2387
                                                             (Expired)
                                    --------------------- ------------------- ---------------- ---------------  ----------------
         Total                          $10,000,000          $15,000,000           $N/A           $25,000,000        100%
                                    ===================== =================== ================ ================ ================

*   The Swing Line is shown as a part of the Revolving Credit Facility A Commitment of PNC Bank and is not separately combined in calculating total Commitments in the table.

                                                            EXHIBIT A-7


STATE OF
          -----------------------------------                          )
                                                                       ) SS:

COUNTY OF                                                              )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared -_______________________________, who acknowledged himself/herself to be the ____________________________ of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    -------------------------
                                                     Notary Public

My commission expires:

STATE OF                                                               )
         ------------------------------------                          ) SS:

COUNTY OF                                                              )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared _________________________________, who acknowledged himself/herself to be the ____________________________ of CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    --------------------------
                                                     Notary Public


My commission expires:


STATE OF                                                      )
                                                              ) SS:
         -----------------------------------

COUNTY OF                                                     )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared _________________________________, who acknowledged himself/herself to be the ____________________________ of FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     -------------------------
                                                     Notary Public

My commission expires:




STATE OF
          ----------------------------------                  )
                                                              ) SS:

COUNTY OF                                                     )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to be the ____________________________ of TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     --------------------------
                                                     Notary Public

My commission expires:

STATE OF                                                      )
         -----------------------------------                  ) SS:

COUNTY OF                                                     )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared _______________________________, who acknowledged himself/ herself to be the ____________________________ of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     -------------------------
                                                     Notary Public

My commission expires:




STATE OF                                             )
          ----------------------------------         ) SS:

COUNTY OF                                            )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared ________________________________, who acknowledged himself/herself to be the ____________________________ of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     --------------------------
                                                     Notary Public

My commission expires:

STATE OF                                                 )
          ----------------------------------             ) SS:

COUNTY OF                                                )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared _________________________________, who acknowledged himself/herself to be the ____________________________ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                     -------------------------
                                                     Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA                                           )
                                                                       ) SS:
COUNTY OF                                                              )
          ----------------------------------

         On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     -------------------------
                                                     Notary Public

My commission expires:

COMMONWEALTH  OF PENNSYLVANIA                                          )
                                                                       ) SS:

COUNTY OF                                                              )
          ----------------------------------



On this, the _____ day of October, 2004, before me, a Notary Public, the undersigned officer, personally appeared David M. Diffenderffer, who acknowledged himself to be the ________________________ of OMEGA BANK, successor by merger to SUNBANK, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     -------------------------
                                                     Notary Public

My commission expires: